EXHIBIT 99

                        GEOGRAPHIC DISTRIBUTION OF LOANS



                                                                    % OF CUT-OFF
                                                      AGGREGATE      DATE POOL
                                           NUMBER     PRINCIPAL      PRINCIPAL
JURISDICTION                               OF LOANS    BALANCE        BALANCE
------------                               --------   ---------      -----------

Alabama.................................      903    $48,992,363       22.04%
Louisiana...............................      683     35,563,008       16.00
Florida.................................      347     24,886,541       11.20
Georgia.................................      238     17,176,380        7.73
Tennessee...............................      207     15,349,173        6.91
Mississippi.............................      297     15,064,542        6.78
Illinois................................      140     12,818,246        5.77
Arkansas................................      115      7,237,070        3.26
California..............................       66      6,524,774        2.94
Texas...................................       65      5,171,947        2.33
North Carolina..........................       51      4,040,610        1.82
Colorado................................       45      3,682,609        1.66
New York................................       42      2,912,210        1.31
South Carolina..........................       39      2,406,145        1.08
Washington..............................       25      2,301,167        1.04
Wisconsin...............................       24      2,296,110        1.03
Arizona.................................       20      2,161,356        0.97
Virginia................................       16      1,930,074        0.87
Utah....................................       20      1,875,646        0.84
New Mexico..............................       19      1,653,072        0.74
Nevada..................................       18      1,564,555        0.70
Ohio....................................       23      1,475,420        0.66
Kentucky................................       21      1,271,612        0.57
Massachusetts...........................       11        824,292        0.37
Maryland................................        8        741,924        0.33
Indiana.................................        5        566,371        0.25
Oregon..................................        9        468,433        0.21
Pennsylvania............................        2        360,551        0.16
Oklahoma................................        4        208,723        0.09
Minnesota...............................        3        208,035        0.09
Michigan................................        1        173,365        0.08
Connecticut.............................        2        155,466        0.07
West Virginia...........................        2        112,311        0.05
Missouri................................        2        111,235        0.05
                                             ----     ----------      ------

  Total.................................     3,473  $222,285,338      100.00%
                                             =====  ============      ======


      No more than approximately 0.80% of the Loans, by Cut-Off Date principal balance, will be secured by properties located in any one zip code.

                               PRINCIPAL BALANCES

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES                OF LOANS     BALANCE       BALANCE
---------------------------                --------    ---------     ---------

$      0.01  -  $ 10,000.00...........          26     $   233,799       0.11%
$ 10,000.01  -  $ 15,000.00...........         121       1,568,741       0.71
$ 15,000.01  -  $ 20,000.00...........         178       3,157,813       1.42
$ 20,000.01  -  $ 30,000.00...........         451      11,426,746       5.14
$ 30,000.01  -  $ 40,000.00...........         482      16,985,353       7.64
$ 40,000.01  -  $ 50,000.00...........         464      20,893,827       9.40
$ 50,000.01  -  $100,000.00...........       1,213      84,027,403      37.80
$100,000.01  -  $250,000.00...........         490      68,432,636      30.79
$250,000.01  -  $500,000.00...........          48      15,559,020       7.00
                                            ------      ----------     ------

  Total...............................       3,473    $222,285,338     100.00%
                                             =====    ============     ======


      As of the Cut-Off Date, the average unpaid principal balance of the Loans, by Cut-Off Date principal balance, was approximately $64,004.




                                  LIEN PRIORITY

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
LIEN PRIORITY                              OF LOANS     BALANCE       BALANCE
-------------                              --------    ---------     ---------

First Lien..............................     2,748    $201,170,179      90.50%
Second Lien.............................       725      21,115,159       9.50
                                           -------    ------------     ------

  Total.................................     3,473    $222,285,338     100.00%
                                             =====    ============     ======




                               LOAN INTEREST RATES

                                                                       % OF
                                                                     CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF LOAN INTEREST RATES               OF LOANS     BALANCE       BALANCE
----------------------------               --------    ---------     ----------

  7.001%  -   8.000%...................        40    $ 4,078,440        1.83%
  8.001%  -   9.000%...................       528     46,971,382       21.13
  9.001%  -  10.000%...................     1,124     83,864,492       37.73
 10.001%  -  11.000%...................       950     55,255,347       24.86
 11.001%  -  12.000%...................       429     19,982,326        8.99
 12.001%  -  13.000%...................       201      5,975,776        2.69
 13.001%  -  14.000%...................       137      4,258,016        1.92
 14.001%  -  15.000%...................        43      1,202,594        0.54
 15.001%  -  16.000%...................        16        570,396        0.26
 16.001%  -  17.000%...................         5        126,569        0.06
                                            -----     ----------      ------

  Total................................     3,473   $222,285,338      100.00%
                                            =====   ============      ======


      As of the Cut-Off Date, the weighted average interest rate of the Loans, by Cut-Off Date principal balance, was approximately 9.98% per annum.

                                 PROPERTY TYPES

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
PROPERTY TYPE                              OF LOANS     BALANCE       BALANCE
-------------                              --------    ---------     ---------

Single Family...........................     3,355   $215,164,127       96.80%
Town House/Condominium..................        49      3,083,978        1.39
Two to Four Family......................        28      1,762,002        0.79
Manufactured Housing....................        28      1,246,873        0.56
Condominium.............................        10        558,626        0.25
Town House..............................         3        469,733        0.21
                                            ------  --------------     ------

  Total.................................     3,473   $222,285,338      100.00%
                                             =====   ============      ======




                          COMBINED LOAN-TO-VALUE RATIOS

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF COMBINED LOAN-TO-VALUE RATIO      OF LOANS     BALANCE       BALANCE
-------------------------------------      --------    ---------     ---------

 10.001%  -   15.000%..................         1     $  114,384        0.05
 15.001%  -   20.000%..................         2         45,597        0.02
 20.001%  -   25.000%..................        11        232,626        0.10
 25.001%  -   30.000%..................        21        648,298        0.29
 30.001%  -   35.000%..................        13        285,761        0.13
 35.001%  -   40.000%..................        20        617,144        0.28
 40.001%  -   45.000%..................        32      1,212,447        0.55
 45.001%  -   50.000%..................        63      3,090,027        1.39
 50.001%  -   55.000%..................        58      2,219,576        1.00
 55.001%  -   60.000%..................        88      4,049,197        1.82
 60.001%  -   65.000%..................       131      7,687,361        3.46
 65.001%  -   70.000%..................       242     13,317,973        5.99
 70.001%  -   75.000%..................       437     30,544,023       13.74
 75.001%  -   80.000%..................       993     82,803,438       37.25
 80.001%  -   85.000%..................       543     33,450,988       15.05
 85.001%  -   90.000%..................       403     24,588,306       11.06
 90.001%  -   95.000%..................       140      8,473,016        3.81
 95.001%  -  100.000%..................       275      8,905,176        4.01
                                              ---    -----------      ------

  Total................................     3,473   $222,285,338      100.00%
                                            =====   ============      ======


      As of the Cut-Off Date, the weighted average CLTV of the Loans, by Cut-Off Date principal balance, was approximately 78.90%.



                                OCCUPANCY STATUS

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
OCCUPANCY                                  OF LOANS     BALANCE       BALANCE
---------                                  --------    ---------     ----------

Owner Occupied.........................      3,393   $218,668,746       98.37%
Non-Owner Occupied.....................         63      2,929,123        1.32
Second Home............................         17        687,469        0.31
                                            ------  --------------     ------

  Total................................      3,473   $222,285,338      100.00%
                                             =====   ============      ======

                                       AGE

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF LOAN AGE (IN MONTHS)              OF LOANS     BALANCE       BALANCE
-----------------------------              --------    ---------     ---------

  0 -  6................................    1,946   $127,606,113       57.41%
 6+ - 12................................    1,475     91,305,026       41.08
12+ - 18................................       42      2,752,775        1.24
18+ - 24................................        9        603,373        0.27
 OVER 24................................        1         18,051        0.01
                                           ------  --------------     ------

  Total.................................    3,473   $222,285,338      100.00%
                                            =====   ============      ======


      As of the Cut-Off Date, the weighted age of the Loans, by Cut-Off Date principal balance, was approximately 6 months.



                           REMAINING TERMS TO MATURITY

                                                                        % OF
                                                                      CUT-OFF
                                                       AGGREGATE     DATE POOL
RANGE OF REMAINING TERMS                   NUMBER      PRINCIPAL     PRINCIPAL
TO MATURITY (IN YEARS)                     OF LOANS     BALANCE       BALANCE
------------------------                   --------    ---------     ---------

 Up to 5...............................        14    $   322,962        0.15
 5+ - 10...............................       168      5,741,081        2.58
10+ - 15...............................     1,833     88,608,577       39.86
15+ - 18...............................         2         73,029        0.03
18+ - 20...............................       262     14,588,202        6.56
20+ - 25...............................         9        652,002        0.29
25+ - 30...............................     1,185    112,299,485       50.52
                                            -----    -----------       -----

  Total................................     3,473   $222,285,338      100.00%
                                            =====   ============      ======


      As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans, by Cut-Off Date principal balance, was approximately 267 months.